Exhibit 10.15

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of July    , 2021, by and between Blend Labs Inc., a Delaware corporation (the “Company”), and stockholders of the Company listed on Schedule A hereto (collectively, “Exchange Stockholders”).

WHEREAS, the Company’s board of directors (the “Board”) has determined that it is in the best interests of the Company and its stockholders to implement a multi class common stock structure in connection with the Company’s initial public offering of its capital stock (the “IPO”) to enable the Company to execute its long-term vision;

WHEREAS, in connection with the IPO, the Board has approved an Amended and Restated Certificate of Incorporation of the Company (the “Amended and Restated Certificate of Incorporation”) which, among other things, when effected will create three classes of common stock of the Company, Class A Common Stock, par value $0.00001 per share (“Class A Common Stock”), entitling holders to one (1) vote for each share thereof held, Class B Common Stock, par value $0.00001 per share (“Class B Common Stock”), entitling holders to forty (40) votes for each share thereof held, and Class C Common Stock, par value $0.00001 per share, without voting rights, and providing that shares of Class B Common Stock are convertible into shares of Class A Common Stock on a one-for-one basis, upon certain circumstances, including at the option of the holder thereof;

WHEREAS, the Exchange Stockholders currently hold shares of (i) the Company’s Class A Common Stock, par value $0.00001 per share (the “Pre-IPO Class A Common Stock”), (ii) Company’s Class B Common Stock, par value $0.00001 per share (the “Pre-IPO Class B Common Stock”) and (iii) Founder’s Preferred Stock, par value $0.00001 per share (the “Founders Preferred Stock Stock”);

WHEREAS, pursuant to the Company’s Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on January    , 2021 (as amended through the date hereof, the “Certificate of Incorporation”) upon the Company’s sale of its Common Stock in a Qualified IPO (as defined in the Certificate of Incorporation), all outstanding shares of Preferred Stock, including the Founders Preferred Stock shall automatically convert into an equal number of shares of Pre-IPO Class A Common Stock (the “Preferred Stock Conversion”);

WHEREAS, the requisite holders of the Company’s Pre-IPO Class A Common Stock have consented to the conversion of the Pre-IPO Class A Common Stock into an equal number of shares of Pre-IPO Class B Common Stock immediately following the Preferred Stock Conversion (the “Common Stock Conversion”);

WHEREAS, upon the filing and effectiveness of the Amended and Restated Certificate of Incorporation(i) each share of the Company’s Class B Common Stock issued and outstanding or held as treasury stock immediately prior to the Effective Time (as defined in the Amended and Restated Certificate of Incorporation), shall, automatically and without further action by any stockholder, be reclassified as, and shall become, one share of Class A Common Stock. Any stock certificate that immediately prior to the Effective Time represented shares of the Company’s Class B Common Stock shall from and after the Effective Time be deemed to represent shares of Class A Common Stock, without the need for surrender or exchange thereof; (ii) each share of the Company’s Class A Common Stock issued and outstanding or held as treasury stock immediately prior to the Effective Time, shall, automatically and without further action by any stockholder, be reclassified as, and shall become, one share of Class B Common Stock. Any stock certificate that immediately prior to the Effective Time represented shares of the Company’s Class A Common Stock shall from and after the Effective Time be deemed to represent shares of Class B Common Stock, without the need for surrender or exchange thereof (the reclassifications described in (i) and (ii) above shall be referred to as the “Reclassification”);

WHEREAS, the Company and the Exchange Stockholders desire to exchange each share of Class A Common Stock held by the Exchange Stockholders following the Reclassification for one (1) share of Class B Common Stock effective upon the earlier of (i) immediately following the Reclassification upon the filing and effectiveness of the Amended and Restated Certificate of Incorporation of the Company with Secretary of State of the State of Delaware or (ii) the date that is fifty-nine (59) calendar days following the date of this Agreement (the “Exchange Effective Time”), upon the terms and conditions set forth herein (the “Exchange”);

WHEREAS, the Board has determined that the Exchange, as part of the implementation of the multi class common stock structure, is advisable and in the best interest of the Company and all of its stockholders, including its stockholders other than the Exchange Stockholders; and

WHEREAS, the Parties intend that no gain or loss shall be recognized in the Exchange pursuant to Sections 368(a)(1)(E) and/or 1036 of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto agree as follows:

ARTICLE I.

EXCHANGE AND ISSUANCE OF CLASS B COMMON STOCK

1.1    Exchange of Class A Common Stock.

(a)    Subject to the terms and conditions of this Agreement, at the Exchange Effective Time, the Company shall issue to each Exchange Stockholder, and each Exchange Stockholder shall receive and accept from the Company, the number of shares of Class B Common Stock set forth on Schedule A attached hereto (such shares, the “New Shares”) only to the extent the New Shares are in exchange for all shares of Class A Common Stock held by such Exchange Stockholder as of the Effective Time (the “Reclassified Shares”).

(b)    Notwithstanding anything to the contrary set forth herein, any stock certificate representing Reclassified Shares outstanding immediately prior to the Exchange Effective Time shall, from and after the Exchange Effective Time, be deemed to represent an equivalent number of shares of Class B Common Stock pursuant to the Exchange.

1.2    Effective Time of the Exchange:

(a)    The Exchange shall occur and be deemed effective without any further action by the Company or the Exchange Stockholders at the Effective Time and prior to the consummation of the sale of the shares of the Company’s capital stock in the IPO as part of the closing thereof.

(b)    Upon the effectiveness of the Exchange, the Company shall deliver to each Exchange Stockholder such documentation as may be reasonably required to evidence that the New Shares have been duly issued and transferred to the applicable Exchange Stockholder.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF THE EXCHANGE HOLDER

Each Exchange Stockholder hereby represents and warrants to the Company, with respect to the transactions contemplated hereby, as follows:

2.1    Ownership; Authority. Each Exchange Stockholder is, as of the date hereof, or will be, immediately prior to the Exchange Effective Time, the beneficial and legal owner of the Reclassified Shares exchanged hereunder (or the Preferred Stock evidencing the right to receive the Reclassified Shares upon conversion), free and clear of all liens, encumbrances and restrictions (except for restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Amended and Restated Certificate of Incorporation or any other agreements to which such Exchange Stockholder and the Company are a party). Each Exchange Stockholder has the full right, power and authority to enter into this Agreement and, assuming the waiver or inapplicability of any and all rights of first refusal or co-sale by the Company and the Company’s stockholders that are applicable to the transactions contemplated hereby, to transfer, convey and exchange the Reclassified Shares in accordance with this Agreement. Assuming the due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding agreement of such Exchange Stockholder, enforceable against such Exchange Stockholder in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity). Upon consummation of the Exchange contemplated hereby, the Company will acquire from Exchange Stockholder good and marketable title to the Reclassified Shares, free and clear of any and all liens, encumbrances and restrictions (except for restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Amended and Restated Certificate of Incorporation or any other agreements to which such Exchange Stockholder and the Company are a party, and subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

2.2    Governmental Authorization. The execution, delivery and performance by such Exchange Stockholder of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority on the part of such Exchange Stockholder (excluding, for the avoidance of doubt (a) the filing by the Company of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and (b) compliance by the Company with any applicable requirements of any applicable state or federal securities laws). For purposes of this Agreement, “governmental authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof.

2.3    Noncontravention. The execution, delivery and performance by such Exchange Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) violate any governing document, including any trust agreement, applicable to such Exchange Stockholder, (b) subject to compliance with Section 2.2, violate any applicable law, (c) assuming the waiver or inapplicability of any and all rights of first refusal or co-sale held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby, require any consent or other action under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any obligation of such Exchange Stockholder or to the loss of any benefit to which such Exchange Stockholder is entitled under any provision of any agreement or other instrument binding upon such Exchange Stockholder or (d) result in the creation or imposition of any lien on such Exchange Stockholder’s New Shares, other than restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Amended and Restated Certificate of Incorporation or any other agreements to which such Exchange Stockholder and the Company are a party.

2.4    Restricted Securities; Rule 144. Such Exchange Stockholder understands that the New Shares are characterized as “restricted securities” under the Securities Act of 1933, as amended (“Securities Act”) because such shares are being acquired from the Company in a transaction not involving a public offering and in exchange for shares acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and the rules and regulations promulgated thereunder the New Shares may be resold without registration under the Securities Act only in certain limited circumstances, and subject to the restrictions under the Company’s certificate of incorporation. Such Exchange Stockholder understands and hereby acknowledges that the New Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is otherwise available. Such Exchange Stockholder is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resales of shares purchased in a transaction not involving a public offering, subject to the satisfaction of certain conditions.

2.5    Legends. It is understood that any certificate or book entry position representing the New Shares and any securities issued in respect thereof or exchange therefor, shall bear legends in substantially the following form (in addition to any legend required under applicable state securities laws or agreements to which the Exchange Stockholder is a party):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each Exchange Stockholder, with respect to the transactions contemplated hereby, as follows:

3.1    Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

3.2    Corporate Authorization. (a) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, including the issuance and delivery of the New Shares (including the conversion thereof into Class A Common Stock) in accordance with the Amended and Restated Certificate of Incorporation, are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company and the Company’s stockholders, subject to compliance with Section 3.3. Any and all rights of first refusal or co-sale or pre-emptive rights held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby have been waived by or are otherwise inapplicable. Assuming the due authorization, execution and delivery by each Exchange Stockholder, this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

3.3    Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority other than (a) the filing by the Company of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and (b) compliance by the Company with any applicable requirements of any applicable state or federal securities laws.

3.4    Noncontravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 3.3, (a) violate the certificate of incorporation or bylaws of the Company, (b) violate any applicable law, (c) require any consent or other action by any person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right obligation of the Company or to the loss of any benefit to which the Company is entitled under any provision of any agreement or other instrument binding upon the Company or (d) result in the creation or imposition of any lien on the New Shares other than as set forth or contemplated by this Agreement or the Amended and Restated Certificate of Incorporation.

3.5    Due Issuance. The New Shares, when issued in accordance with the terms of this Agreement, will be duly issued, fully paid and nonassessable shares of Class B Common Stock under the General Corporation Law of the State of Delaware.

ARTICLE IV.

COVENANTS

4.1    Market Stand-Off Agreement. Each of the Exchange Stockholders has entered into a lock-up agreement with the underwriters of the IPO with respect to the sale, disposition or transfer of such Exchange Stockholder’s securities of the Company and each of the Exchange Stockholders agrees not to revoke such lock-up agreement. Each of the Exchange Stockholders also agrees that any other lock-up or market stand-off agreements applicable to the Reclassified Shares held by such Exchange Stockholders continue to apply to the New Shares.

4.2    Waiver of Right of First Refusal. The Company hereby waives any preexisting rights of first refusal applicable to the transactions contemplated hereby.

4.3    Amended and Restated Certificate of Incorporation. The Company shall file the Amended and Restated Certificate of Incorporation, or alternatively an amended charter containing provisions consistent with the description of the Class B Common Stock contained in the recitals hereto (in which case, the Exchange Stockholders agree to take all steps reasonable necessary to approve such charter), with the Secretary of State of the State of Delaware no later than immediately prior to the Effective Time.

ARTICLE V.

GENERAL PROVISIONS

5.1    Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.

5.2    Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.3    Entire Agreement; Amendment. Other than the rights, restrictions and preferences provided for the Class B Common Stock pursuant to the Company’s certificate of incorporation and bylaws, this Agreement, including the exhibits attached hereto, constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be amended or, waived other than by a written instrument signed by the Exchange Stockholders and the Company.

5.4    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

5.5    Tax Consequences. The Parties intend that no gain or loss shall be recognized in the Exchange pursuant to Sections 368(a)(1)(E) and/or 1036 of the Code. Except to the extent otherwise required by a determination (as defined in Section 1313(a) of the Code) or a change in law occurring after the date hereof, the Parties shall file all U.S. federal income, state and local tax returns consistently with such tax treatment, and none of the Parties shall take any position (whether in audits, tax returns, or otherwise) that is inconsistent with such tax treatment. Notwithstanding the foregoing, each Exchange Stockholder has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of the Exchange, investment in the New Shares and the transactions contemplated by this Agreement. Each Exchange Stockholder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents in connection with the transactions contemplated hereby, except for the representations and warranties of the Company expressly set forth in Article III.

(signature pages follow)

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.

COMPANY:

BLEND LABS INC.

By:
Name:
Title:

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.

EXCHANGE STOCKHOLDER:

NIMA GHAMSARI

Date Signed:

SCHEDULE A1

Exchange Stockholder	Number of Shares of Class B Common Stock to be Issued	Number of Shares of Class A Common Stock Exchanged

TOTAL

[1]	Holdings are as of , 2021. To be updated for any transfers or acquisitions prior to Effective time